                                                                    EXHIBIT 99.1


                                             |CITIGATE
                                             |SARD VERBINNEN
NEWS

FOR IMMEDIATE RELEASE        Contact: Paul Caminiti/Brandy Bergman/Carrie Bloom
---------------------                 Citigate Sard Verbinnen
                                      212/687 - 8080


            VECTOR GROUP REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS
           ----------------------------------------------------------


         MIAMI, FL, NOVEMBER 13, 2003 -- Vector Group Ltd. (NYSE: VGR) today announced financial results for the third quarter ended September 30, 2003.

         Third quarter 2003 revenues were $142.9 million, compared to revenues of $141.7 million in the third quarter of 2002. The Company recorded an operating loss of $8.3 million in the 2003 third quarter, compared to operating income of $0.3 million in the third quarter of 2002. The results for the three months ended September 30, 2003 included pre-tax restructuring and impairment charges of $20.1 million relating to the closing of Vector Tobacco's Timberlake, North Carolina facility. Adjusting for the 2003 restructuring and impairment charges, the Company's operating income for the 2003 third quarter was $11.8 million, an increase from operating income of $0.3 million in the 2002 period. Net loss for the 2003 third quarter was $9.4 million, or $0.24 per diluted common share, compared to a net loss of $8.2 million, or $0.22 per diluted common share, in the 2002 third quarter.

         For the nine months ended September 30, 2003, revenues were $407.2 million, compared to $378.9 million for the first nine months of 2002. The Company recorded an operating loss of $7.7 million for the 2003 nine-month period, compared to an operating loss of $19.6 million for the 2002 period. The results for the 2003 period included the pre-tax restructuring and impairment charges of $20.1 million and the results for the 2002 period included a pre-tax restructuring charge of $3.5 million. Adjusting for the 2003 and 2002 restructuring and impairment charges, operating income for the first nine months of 2003 was $12.4 million, compared to an operating loss for the 2002 period of $16.1 million. Net loss for the 2003 nine-

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month period was $19.2 million, or $0.50 per diluted common share, compared to a net loss of $23.4 million, or $0.64 per diluted common share, for the 2002 period.

         For the three and nine months ended September 30, 2003, the Company's conventional cigarette business, which includes Liggett Group cigarettes and USA brand cigarettes, had revenues of $135.7 million and $381.4 million, respectively, compared to $139.9 million and $372.7 million for the three and nine months ended September 30, 2002. Operating income was $31.3 million for the third quarter of 2003 and $89.1 million for the first nine months of 2003, compared to $27.3 million and $70.7 million for the three and nine months ended September 30, 2002, respectively. The results for the nine months ended September 30, 2002 included the pre-tax restructuring charge of $3.5 million recognized in the first quarter of 2002.

CONFERENCE CALL TO DISCUSS THIRD QUARTER 2003 RESULTS

         As previously announced, the Company will host a conference call and webcast on Friday, November 14, 2003 at 11:00 A.M. (EDT) to discuss third quarter 2003 results. Investors can access the call by dialing 877-692-2590 or via live webcast at WWW.VCALL.COM

         A replay of the call will also be available shortly after the call ends on November 14, 2003 through November 21, 2003. To access the replay, dial 877-519-4471 and enter 4282772 as the conference ID number. The archived webcast will also be available at WWW.VCALL.COM for 30 days.

         Vector Group is a holding company that indirectly owns Liggett Group Inc., Vector Tobacco Inc. and a controlling interest in New Valley Corporation. Additional information concerning the company is available on the company's website, www.vectorgroupltd.com.

                            [Financial Table Follows]

                                      # # #


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                       VECTOR GROUP LTD. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)




                                                                      Three Months Ended                  Nine Months Ended
                                                                ------------------------------      ------------------------------
                                                                  Sept. 30,        Sept. 30,         Sept. 30,         Sept. 30,
                                                                     2003             2002              2003             2002
                                                                ------------      ------------      ------------      ------------
Revenues:
    Tobacco*                                                    $    141,053      $    141,714      $    401,796      $    378,285
    Real estate leasing                                                1,797                --             5,373               661
                                                                ------------      ------------      ------------      ------------
      Total revenues                                                 142,850           141,714           407,169           378,946

Expenses:
    Cost of goods sold*                                               92,711           100,442           262,512           262,617
    Operating, selling, administrative and general expenses           38,367            40,958           132,262           132,451
    Restructuring and impairment charges                              20,079                --            20,079             3,460
                                                                ------------      ------------      ------------      ------------
      Operating (loss) income                                         (8,307)              314            (7,684)          (19,582)

Other income (expenses):
    Interest and dividend income                                         844             2,342             3,416             7,743
    Interest expense                                                  (7,422)           (7,112)          (23,087)          (19,417)
    Gain (loss) on investments, net                                      806               (62)            1,076             1,715
    Gain on sale of assets                                                --               345                --             9,029
    Equity income from non-consolidated New Valley real
      estate businesses                                                1,527                --               636                --
    Provision for uncollectibility of notes receivable                    --           (13,198)               --           (13,198)
    Other, net                                                             4               757                21               206
                                                                ------------      ------------      ------------      ------------

Loss from operations before benefit for income taxes
      and minority interests                                         (12,548)          (16,614)          (25,622)          (33,504)
    Benefit for income taxes                                          (3,240)           (1,972)           (4,482)           (5,643)
    Minority interests                                                   (72)            6,476             1,981             4,490
                                                                ------------      ------------      ------------      ------------

Net loss                                                        $     (9,380)     $     (8,166)     $    (19,159)     $    (23,371)
                                                                ============      ============      ============      ============


Per basic common share:

    Net loss applicable to common shares                        $      (0.24)     $      (0.22)     $      (0.50)     $      (0.64)
                                                                ============      ============      ============      ============

Basic weighted average common shares outstanding                  38,845,172        36,666,147        38,698,104        36,660,864
                                                                ============      ============      ============      ============


Per diluted common share:

    Net loss applicable to common shares                        $      (0.24)     $      (0.22)     $      (0.50)     $      (0.64)
                                                                ============      ============      ============      ============

Diluted weighted average common shares outstanding                38,845,172        36,666,147        38,698,104        36,660,864
                                                                ============      ============      ============      ============



----------------------------------

* Revenues and Cost of goods sold include excise taxes of $51,132, $51,668, $149,468 and $144,858, respectively.





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